UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 31, 1994


                       Sears Credit Account Trust 1990 A
              (Exact name of registrant as specified in charter)



Illinois                        33-32885-01            Not Applicable
(State of                       (Commission            (IRS Employer
Organization)                   File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On January 31, 1994, Sears Credit Account Trust 1990A (the "Trust"), by Continental Bank, National Association, as Trustee (the "Trustee"), Sears, Roebuck and Co. and Sears Receivables Financing Group, Inc. entered into a supplemental pooling and servicing agreement to amend the Pooling and Servicing Agreement establishing the Trust. The foregoing actions were taken to conform the Pooling and Servicing Agreement to the current standards. Each of Duff & Phelps, Moody's Investors Service and Standard & Poor's has confirmed the credit rating of the Investor Certificates.


Item 7.   Financial Statements and Exhibits


   4.     Third Supplemental Pooling and Servicing Agreement

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Sears Credit Account Trust 1990 A
                                          (Registrant)


                            By:  Sears Receivables Financing Group,Inc.
                                    (Originator of the Trust)




Date: January 31, 1994              By:   /S/ Alice M. Peterson
                                          Alice M. Peterson
                                          President and Chief Executive Officer

                                 EXHIBIT INDEX





                                                  Page number
                                                  in sequential
Exhibit No.                                       number system


    4.     Third Supplemental Pooling and Servicing       5
           Agreement dated January 31, 1994

                                                   Exhibit 4


                      SEARS, ROEBUCK AND CO.
                             Servicer


                         SEARS RECEIVABLES
                       FINANCING GROUP, INC.
                              Seller


                                and


                         CONTINENTAL BANK,
                       NATIONAL ASSOCIATION
                              Trustee


                on behalf of the Certificateholders


        THIRD SUPPLEMENTAL POOLING AND SERVICING AGREEMENT
                   Dated as of January 31, 1994


                             amending


                  POOLING AND SERVICING AGREEMENT
                   Dated as of January 12, 1990

                    __________________________

                 SEARS CREDIT ACCOUNT TRUST 1990 A

                       8.75% CREDIT ACCOUNT
                     PASS-THROUGH CERTIFICATES











                             RECITALS

WHEREAS, the parties hereto entered into that certain Pooling and Servicing Agreement, dated as of November 13, 1989, as amended (the "Existing Agreement"), among Sears, Roebuck and Co., as Servicer ("Sears"), Sears Receivables Financing Group, Inc., as Seller ("SRFG") and Continental Bank, National Association, as Trustee (the "Trustee");

WHEREAS, the parties desire to effect certain amendments to the Existing Agreement pursuant to Section 13.01 thereof.

                             AGREEMENT

NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree with the Trustee as follows:

I.   Definitions - In General

          Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Existing Agreement.

II.  Amendments to Section 1.01

          Section 2.01. Amended Definition of "Permitted Investments." Clause
(a)(ii) of the definition of "Permitted Investments" in Section 1.01 of the Existing Agreement is amended and restated in its entirety to read as follows:

(a)(ii) time deposits in, or bankers' acceptances issued by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the short-term deposits or commercial paper (other than such obligation whose rating is based on the credit of a person or entity other than such institution or trust company) of such depository institution or trust company (or in the case of a depository institution which is the principal subsidiary in a holding company system, of the holding company in such system) have a credit rating not lower than the highest rating category from the Rating Agency, or such certificates of deposit are fully insured by the FDIC;

          Section 2.02. Amended Definition of "Permitted Investments." The definition of "Permitted Investments" in Section 1.01 of the Existing Agreement, is amended and restated in its entirety, commencing at clause (e), to read as follows:

(e) repurchase agreements transacted with either (i) an entity subject to the United States federal bankruptcy code, provided that (A) the term of the repurchase agreement is consistent with the requirements set forth in Section 4.02(c) with regard to the maturity of Permitted Investments or is due on demand, (B) the Trustee or a third party acting solely as agent for the Trustee has possession of the collateral, (C) the Trustee on behalf of the Trust has a perfected first priority security interest in the collateral, (D) the market value of the collateral is maintained at the requisite collateral percentage of the obligation in accordance with Rating Agency standards, (E) the failure to maintain the requisite collateral level will obligate the Trustee to liquidate the collateral immediately, (F) the securities subject to the repurchase agreement are either obligations of, or fully guaranteed as to principal and interest by, the United States of America or any instrumentality or agency thereof, certificates of deposit or bankers acceptances and
(G) the securities subject to the repurchase agreement are free and clear of any third party lien or claim; or (ii) a financial institution insured by the FDIC, or any broker-dealer with "retail customers" that is under the jurisdiction of the Securities Investors Protection Corp. ("SIPC"), provided that (A) the market value of the collateral is maintained at the requisite collateral percentage of the obligation in accordance with Rating Agency standards, (B) the Trustee or a third party acting solely as agent for the Trustee has possession of the collateral, (C) the Trustee on behalf of the Trust has a perfected first priority security interest in the collateral, (D) the collateral is free and clear of third party liens and, in the case of an SIPC broker, was not acquired pursuant to a repurchase or reverse repurchase agreement and (E) the failure to maintain the requisite collateral percentage will obligate the Trustee to liquidate the collateral; provided, however, that at the time of the Trust's investment or contractual commitment to invest in any such repurchase agreement, the short-term deposits or commercial paper rating or, in the absence of a rating on the short-term deposits or commercial paper of such entity or institution, the long-term unsecured debt obligations of such entity or institution (or in the case of an United States institution which is the principal subsidiary in a holding company system, of the holding company in such system) shall have a credit rating not lower than the highest rating category from the Rating Agency; and Permitted Investment shall include, without limitation, securities of the Investment Provider or any of its affiliates which qualify as a Permitted Investment under clause
(a), (b), (c), (d), or (e) above.


III. Amendments to Section 4.02

          Section 3.01.  Amendment to Section 4.02(c). The third sentence in
Section 4.02(c) of the Existing Agreement is amended and restated in its entirety to read as follows:

Any Permitted Investment with a stated maturity shall mature on or prior to the next Distribution Date related to the earliest Due
Period in which Collections invested in such Permitted Investment were received.


IV.  Amendments to Section 4.03

          Section 4.01. Amendment to Section 4.03. The following paragraph is inserted immediately following Section 4.03(f) of the Existing Agreement:

(g) For any Due Period for which Collections have been deposited in the Collections Account by the Servicer on a daily basis pursuant to
Section 4.03(b), notwithstanding the other provisions of this Section
4.03, the allocations of Collections pursuant to the provisions of
Section 4.03(c), Section 4.03(d) and Section 4.03(e) shall be deemed to be made on the date the Servicer delivers the Monthly Investor Certificateholders' Statement and the Monthly Servicer Certificate to the Trustee. The Trustee is hereby authorized, upon receipt of the Monthly Investor Certificateholders' Statement, the Monthly Servicer Certificate and written instructions from the Servicer, to transfer immediately to the Seller and/or the Servicer any funds in the Collections Account that would otherwise be paid to the Seller and the Servicer on the Distribution Date related to such Due Period; provided that the Trustee shall only transfer such funds to the extent available from cash on deposit (including cash proceeds from Permitted Investments maturing on or prior to such date).



V.   Miscellaneous

          Section 5.01. Counterparts. This Supplemental Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          Section 5.02. Governing Law. This Supplemental Agreement shall be construed in accordance with the internal laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          IN WITNESS WHEREOF, SRFG, Sears and the Trustee have caused this Supplemental Agreement to be duly executed by their respective officers as of January 31, 1994.


                          SEARS RECEIVABLES FINANCING GROUP, INC.
                            as Seller



                          By:/S/ George F. Slook
                             Name:  George F. Slook
                             Title:  Vice President and Treasurer


                          SEARS, ROEBUCK AND CO.
                            as Servicer



                          By:/S/ Alice M. Peterson
                             Name:  Alice M. Peterson
                             Title: Vice President and Treasurer



                          CONTINENTAL BANK, NATIONAL ASSOCIATION
                            as Trustee



                          By:/S/ Greg Jordan
                             Name:  Greg Jordan
                             Title:  Vice President